RHETORICAL GROUP PLC

CONSOLIDATED FINANCIAL STATEMENTS

NINE MONTH PERIOD ENDED 30 SEPTEMBER 2004 AND
YEAR ENDED 31 DECEMBER 2003

RHETORICAL GROUP PLC

CONSOLIDATED FINANCIAL STATEMENTS

NINE MONTH PERIOD ENDED 30 SEPTEMBER 2004 AND
YEAR ENDED 31 DECEMBER 2003

CONTENTS

Page
2	Report of Independent Registered Public Accounting Firm

3	Consolidated profit and loss accounts

4	Consolidated balance sheets

5 - 6	Consolidated cash flow statements

7 - 16	Notes to consolidated financial statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Members of
Rhetorical Group PLC
Edinburgh, UK.

We have audited the accompanying consolidated balance sheets of Rhetorical Group PLC and subsidiaries as of 30 September 2004 and 31 December 2003, and the related consolidated profit and loss accounts, statements of consolidated total recognised losses and consolidated cash flow statements for the nine-month period ended 30 September 2004 and the year ended 31 December 2003 (the Financial Statements). These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the Financial Statements present fairly, in all material respects, the financial position of Rhetorical Group PLC and subsidiaries at 30 September 2004, and 31 December 2003, and the results of their operations and their cash flows for the nine-month period ended 30 September 2004 and year ended 31 December 2003, in conformity with accounting principles generally accepted in the United Kingdom.

Accounting principles generally accepted in the United Kingdom vary in certain significant respects from accounting principles generally accepted in the United States of America. Information relating to the nature and effect of such differences is presented in Note 18 to the Financial Statements.

BDO Stoy Hayward LLP

Glasgow, U.K.
24 January 2005

RHETORICAL GROUP PLC

CONSOLIDATED PROFIT AND LOSS ACCOUNTS
NINE MONTH PERIOD ENDED 30 SEPTEMBER 2004 AND
YEAR ENDED 31 DECEMBER 2003

		Period ended	Year ended
		30.9.2004	31.12.2003
	Note	£’000	£’000
TURNOVER	2	784	1,311

Cost of sales		50	80

GROSS PROFIT		734	1,231

Administrative expenses		2,003	2,676
Other operating income		7	183

OPERATING LOSS	3	(1,262)	(1,262)

Interest receivable and similar income	5	25	66

LOSS ON ORDINARY ACTIVITIES BEFORE TAXATION		(1,237)	(1,196)
Taxation	6	—	—

LOSS ON ORDINARY ACTIVITIES AFTER TAXATION	13	(1,237)	(1,196)

Turnover and operating loss for the period derive wholly from continuing operations.

STATEMENTS OF CONSOLIDATED TOTAL RECOGNISED LOSSES

	Period ended	Year ended
	30.9.2004	31.12.2003
	£’000	£’000
Loss for the financial period	(1,237)	(1,196)

Translation differences on foreign currency net investment in subsidiaries	6	42

Total recognised losses in the period	(1,231)	(1,154)

Total losses recognised since the last annual report	(1,231)	(1,154)

The accompanying notes are an integral part of these consolidated financial statements.

RHETORICAL GROUP PLC

CONSOLIDATED BALANCE SHEETS

AT 30 SEPTEMBER 2004 AND
AT 31 DECEMBER 2003

		30.9.2004	31.12.2003
	Note	£‘000	£‘000
FIXED ASSETS
Intangible assets	7	362	416
Tangible assets	8	176	257

		538	673

CURRENT ASSETS
Debtors	9	398	554
Cash at bank and in hand		394	1,406

		792	1,960

CREDITORS: Amounts falling due within one year	10	(316)	(388)

NET CURRENT ASSETS		476	1,572

		1,014	2,245

CAPITAL AND RESERVES
Called up share capital	11	917	917
Share premium account	12	5,544	5,544
Profit and loss account	13	(5,447)	(4,216)

EQUITY SHAREHOLDERS’ FUNDS	14	1,014	2,245

The accompanying notes are an integral part of these consolidated financial statements.

RHETORICAL GROUP PLC

CONSOLIDATED CASH FLOW STATEMENTS

NINE MONTH PERIOD ENDED 30 SEPTEMBER 2004 AND
YEAR ENDED 31 DECEMBER 2003

		Period ended	Year ended
		30.9.2004	31.12.2003

	Note	£’000	£‘000
Net cash outflow from operating activities	(i)	(1,017)	(845)

Returns on investments and servicing of finance	(ii)	25	66

Capital expenditure and financial investment	(ii)	(10)	(26)

Taxation		—	—

Net cash outflow before financing		(1,002)	(805)

Financing	(ii)	(10)	(16)

Decrease in cash for the period		(1,012)	(821)

Reconciliation of net cash flow to movement in net funds (note (iii))

Decrease in cash in the period		(1,012)	(821)

Cash outflow from decrease in debt and lease financing		10	16

Change in net funds arising from cash flows		(1,002)	(805)

Opening net funds		1,396	2,201

Closing net funds	(iii)	394	1,396

The accompanying notes are an integral part of these consolidated financial statement

RHETORICAL GROUP PLC

NOTES TO CONSOLIDATED CASH FLOW STATEMENTS
NINE MONTH PERIOD ENDED 30 SEPTEMBER 2004 AND
YEAR ENDED 31 DECEMBER 2003

(i) RECONCILIATION OF OPERATING LOSS TO NET CASH OUTFLOW FROM OPERATING ACTIVITIES

	Period	Year
	ended	ended
	30.9.2004	2003
	£’000	£‘000
Operating loss	(1,256)	(1,220)
Depreciation and amortisation	145	221
Movement in debtors	156	37
Movement in creditors	(62)	117

Net cash outflow from operating activities	(1,017)	(845)

(ii) ANALYSIS OF CASH FLOWS

	£’000	£‘000
Returns on investment and servicing of finance
Interest received	25	66

	25	66

Capital expenditure and financial investment
Payments to acquire tangible assets	(10)	(26)

	(10)	(26)

Financing
Capital element of hire purchase repayments	(10)	(16)

	(10)	(16)

(iii) ANALYSIS OF NET FUNDS

	1.1.2003	Cash flow	31.12.03	Cash flow	30.09.04
	£’000	£’000	£’000	£’000	£’000
Cash at bank and in hand	2,227	(821)	1,406	(1,012)	394
Hire purchase creditors	(26)	16	(10)	10	—

	2,201	(805)	1,396	(1,002)	394

RHETORICAL GROUP PLC

NOTES TO CONSOLIDATED FINANCIAL CONSOLIDATED FINANCIAL STATEMENTS
NINE MONTH PERIOD ENDED 30 SEPTEMBER 2004 AND
YEAR ENDED 31 DECEMBER 2003

1	ACCOUNTING POLICIES

a)	Basis of Presentation

The financial records and financial statements are the responsibility of the Company’s management. In that regard, management is responsible for establishing and maintaining effective internal control over financial reporting, establishing and maintaining proper accounting records, selecting appropriate accounting principles, safeguarding company assets, complying with relevant laws and regulations, and making all financial records and related information available to the auditors.

The financial statements include all normal recurring adjustments that are considered necessary for the fair presentation of the financial position and the operating results.

b)	Accounting Convention

The financial statements have been prepared in accordance with applicable accounting standards in the United Kingdom and under the historical cost convention.

c)	Basis of Consolidation

The consolidated financial statements incorporate the assets, liabilities, losses and cash flows of Rhetorical Group PLC and all of its subsidiaries.

d)	Turnover

Turnover derives from the principal activities of the group and is stated net of Value Added Tax.

Perpetual software licenses supplied are included in turnover when software has been delivered against a binding obligation on the customer. All associated support revenues are recognised over the contract period.

In respect of funded development projects, turnover is recognised over the life of the project. Profit is recognised from the point at which the directors are satisfied as to the overall profitability of the project with reference to the achievement of applicable milestones included within the contract.

e)	Depreciation

Depreciation is provided on all tangible fixed assets, at rates calculated to write off the cost over the estimated lives of the assets.

The rates of depreciation are as follows:-

Leasehold Property	over the shorter of the lease term and economic useful life
Office Equipment	25% per annum, straight line basis
Computer Equipment	33.3% per annum, straight line basis

f)	Deferred Taxation

Deferred taxation is provided at the anticipated tax rates on differences arising from the inclusion of items of income and expenditure in taxation computations in periods different from those in which they are included in the financial statements except that the recognition of deferred tax assets is limited to the extent that the company anticipates making sufficient taxable profits in the future to absorb the reversal of the underlying timing differences.

g)	Research & Development

Research and development costs are written off in the year in which they are incurred.

RHETORICAL GROUP PLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NINE MONTH PERIOD ENDED 30 SEPTEMBER 2004 AND
YEAR ENDED 31 DECEMBER 2003

1	ACCOUNTING POLICIES (Continued)

h)	Intangible Assets

Intangible assets are capitalised and amortised in equal installments over the directors’ estimate of their useful economic lives.

Licences are amortised between three and five years.

i)	Goodwill

Goodwill represents the surplus of cash paid on the acquisition of Rhetorical Systems Limited over the fair value of its identifiable assets and liabilities at the date of acquisition. Goodwill is being amortised over its expected useful life of 10 years and is subject to annual impairment reviews.

j)	Hire Purchase and Finance Leases

Assets obtained under finance leases and hire purchase contracts are capitalised at their fair value on acquisition and depreciated over their estimated useful lives. The finance charges are allocated over the period of the lease in proportion to the capital element outstanding. There were no outstanding hire purchase liabilities and no finance leases as of September 30, 2004.

Operating lease rentals are charged to income in equal annual amounts over the lease term.

k)	Pension Costs

The group operates a defined contribution pension scheme. The assets of the scheme are held separately from those of the group in an independently administered fund. Contributions are charged to the profit and loss accounts as they become payable in accordance with the rules of the scheme.

l)	Grants

Government grants in respect of revenue expenditure are recognised in the profit and loss account in line with the recognition of the related expenditure.

m)	Foreign Currencies

Transactions in foreign currencies are recorded at the rate ruling at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated at the rate of exchange ruling at the balance sheet date. All differences are taken to the profit and loss account.

The financial statements of foreign subsidiaries are translated into Sterling at the closing rates of exchange and the differences arising from the translation of the opening net investment in subsidiaries at the closing rate and matched long-term foreign currency borrowings are taken directly to reserves.

2	TURNOVER

Turnover is stated net of value added tax and arises wholly from the principal activities of the group. In the opinion of the directors, no geographical market supplied during the period differs substantially from any other. On that basis, no geographical split of turnover is given.

RHETORICAL GROUP PLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NINE MONTH PERIOD ENDED 30 SEPTEMBER 2004 AND
YEAR ENDED 31 DECEMBER 2003

3	OPERATING LOSS

	Period	Year
	ended	ended
	30.9.2004	31.12.2003
	£’000	£‘000
Operating Loss is stated after charging (crediting):

Operating lease rentals – property	116	147
Depreciation on owned assets	91	132
Depreciation on fixed assets held under hire purchase and finance lease	—	12
Amortisation of intangible assets	54	77
Auditors’ remuneration	16	6
Other fees paid to auditors for non-audit work	18	5
Research and development	785	1,082
Grants received	—	(178)

4	STAFF COSTS

The average number of persons employed by the group, including directors, during the period was as follows:-

	No.	No.
Management and administration	6	6
Production	20	26
Sales and marketing	12	8

	38	40

     The aggregate payroll costs of these persons were as follows:-

	£’000	£‘000
Wages and salaries	1,092	1,441
Social security	115	144
Other pension costs	—	59

	1,207	1,644

RHETORICAL GROUP PLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NINE MONTH PERIOD ENDED 30 SEPTEMBER 2004 AND
YEAR ENDED 31 DECEMBER 2003

4	STAFF COSTS (Continued)

	£’000	£‘000
Directors’ emoluments

Fees	26	32
Other emoluments	180	204
Pension contributions	—	4

	206	240

The emoluments of the highest paid director (excluding pension contributions) for the period were £64,289 (2003: £70,773).

5	INTEREST RECEIVABLE AND SIMILAR INCOME

	Period	Year
	ended	ended
	30.9.2004	31.12.2003
	£’000	£‘000
Interest on bank deposits	25	66

6	TAX ON LOSS ON ORDINARY ACTIVITIES

	Period	Year
	ended	ended
	30.9.2004	31.12.2003
	£’000	£‘000
Tax charge	—	—

	—	—

The group has a deferred tax asset at 30 September 2004 and 31 December 2003 as a consequence of accumulated tax losses. This has not been recognised at the balance sheet dates.

RHETORICAL GROUP PLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NINE MONTH PERIOD ENDED 30 SEPTEMBER 2004 AND
YEAR ENDED 31 DECEMBER 2003

7	INTANGIBLE FIXED ASSETS

	Goodwill	Licences	Total
	£‘000	£‘000	£‘000
Cost
At 1 January 2003, 31 December 2003 and At 30 September 2004	544	100	644

Amortisation
At 1 January 2003	108	43	151
Charge for year	53	24	77

At 31 December 2003	161	67	228
Charge for the period	40	14	54

At 30 September 2004	201	81	282

Net Book Value
At 30 September 2004	343	19	362

At 31 December 2003	383	33	416

RHETORICAL GROUP PLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NINE MONTH PERIOD ENDED 30 SEPTEMBER 2004 AND
YEAR ENDED 31 DECEMBER 2003

8	TANGIBLE FIXED ASSETS

	Leasehold	Computer	Office
	Property	Equipment	Equipment	Total
	£‘000	£‘000	£‘000	£‘000
Cost
At 1 January 2003	139	391	115	645

Additions	—	23	3	26

At 31 December 2003	139	414	118	671
Additions	—	10	—	10

At 30 September 2004	139	424	118	681

Depreciation
At 1 January 2003	17	215	38	270

Charge for the year	14	101	29	144

At 31 December 2003	31	316	67	414
Charge for period	10	60	21	91

At 30 September 2004	41	376	88	505

Net Book Value
At 30 September 2004	98	48	30	176

At 31 December 2003	108	98	51	257

The net book value of tangible fixed assets includes £Nil (2003: £18,660) in respect of assets held under hire purchase and finance lease agreements.

RHETORICAL GROUP PLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NINE MONTH PERIOD ENDED 30 SEPTEMBER 2004 AND
YEAR ENDED 31 DECEMBER 2003

9	DEBTORS

	30.9.2004	31.12.2003
	£’000	£’000
Trade debtors	150	301
Prepayments and accrued income	52	56
Other debtors	196	197

	398	554

Included within other debtors is a rental deposit of £195,000 (2003: £195,000) which is recoverable after more than one year.

10	CREDITORS : Amounts falling due within one year

	30.9.2004	31.12.2003
	£‘000	£‘000
Trade creditors	133	80

Accruals and deferred income	143	243

Other taxation and social security costs	33	52
Other creditors	7	3
Hire purchase and finance leases	—	10

	316	388

11	CALLED UP SHARE CAPITAL

	30.9.2004	31.12.2003
	£’000	£‘000
Authorised
19,026,266 Ordinary shares of £0.05 each	951	951

Allotted, called up and fully paid
18,345,696 Ordinary shares of £0.05 each	917	917

12	SHARE PREMIUM ACCOUNT

	30.9.2004	31.12.2003
	£’000	£‘000
Balance at 1 January 2003, 31 December 2003 and 30 September 2004	5,544	5,544

RHETORICAL GROUP PLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NINE MONTH PERIOD ENDED 30 SEPTEMBER 2004 AND
YEAR ENDED 31 DECEMBER 2003

13	PROFIT AND LOSS ACCOUNT

	30.9.2004	31.12.2003
	£’000	£‘000
As at 1 January 2004 (1 January 2003)	(4,216)	(3,062)

Loss for the period/year	(1,237)	(1,196)

Translation differences on foreign currency net investment in subsidiaries	6	42

Balance at 30 September 2004 (31 December 2003)	(5,447)	(4,216)

14	RECONCILIATION OF MOVEMENT IN SHAREHOLDERS’ FUNDS

	Period ended	Year ended
	30.9.2004	31.12.2003
	£’000	£’000
Translation differences on foreign currency net investment in subsidiaries	6	42
Loss for the financial period	(1,237)	(1,196)

Net movement in shareholders’ funds	(1,231)	(1,154)
Opening shareholders’ funds	2,245	3,399

	1,014	2,245

15	OPERATING LEASE COMMITMENTS

At 30 September 2004, the group was committed, under a non-cancellable operating lease expiring after more than five years, to lease property at a current annual rental of £165,000 (2003 — £165,000).

16	RHETORICAL GROUP EMPLOYEE BENEFIT TRUST

As at 30 September 2004 the Rhetorical Group Employee Benefit Trust was the holder of 1,114,802 (2003: 1,163,134) ordinary shares of £0.05 in Rhetorical Group plc. On 6 December 2004 all of these shares were transferred to employees of Rhetorical Systems Limited and non-executive directors of Rhetorical Group plc, who exercised all their options at an exercise price of £0.05 to Rhetorical Group plc, and the employees subsequently sold all of the shares to ScanSoft Inc. at a value of £0.1979 per share.

17	SUBSEQUENT EVENT

On 6 December 2004, the Company was purchased by ScanSoft, Inc., a U.S. public software company located in Peabody, Massachusetts.

Upon this change in control, 1,128,200 shares under option to employees of Rhetorical Systems Limited and 50,000 shares under option to non-executive directors of Rhetorical Group plc. automatically vested in accordance with these option shares original terms. Additionally, after the sale, Rhetorical Inc. employees who, upon the change in control, held 315,000 options exercisable into the shares of Rhetorical Inc. were offered and paid £0.1979 per option share in cash in the post-acquisition period.

RHETORICAL GROUP PLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NINE MONTH PERIOD ENDED 30 SEPTEMBER 2004 AND
YEAR ENDED 31 DECEMBER 2003

18	RECONCILATIONS OF LOSS ON ORDINARY ACCOUNTS AFTER TAXATION AND EQUITY SHAREHOLDERS’ FUNDS PREPARED IN ACCORDANCE WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED KINGDOM TO NET LOSS AND SHAREHOLDERS’ EQUITY, RESPECTIVELY, PREPARED IN ACCORDANCE WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA

	9 mths ended	Year ended
	30.09.04	31.12.03
	£’000	£’000
Loss on ordinary activities after taxation (In accordance with UK GAAP)	(1,237)	(1,196)

Adjustments for:

Amortisation of goodwill	40	53

Stock-based compensation expense in connection with options repriced during 2004	(26)	—

Net loss (in accordance with US GAAP)	(1,223)	(1,143)

Other comprehensive income (current period foreign currency translation adjustments)	6	42
Comprehensive loss	(1,217)	(1,101)

	30.09.04	31.12.03
	£’000	£’000
Equity Shareholders’ funds (in accordance with UK GAAP)	1,014	2,245

Adjustments for:

Cumulative amortisation of goodwill	201	161

Shareholders’ equity (in accordance with US GAAP)	1,215	2,406

RHETORICAL GROUP PLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NINE MONTH PERIOD ENDED 30 SEPTEMBER 2004 AND
YEAR ENDED 31 DECEMBER 2003

Cash Flow Statements

There are no material reconciling items between the cash flow statements for the nine-month period ended September 30, 2004 and the year ended December 31, 2003 prepared in accordance with accounting principles generally accepted in the United Kingdom versus such statements prepared in accordance with accounting principles generally accepted in the United States of America.

Explanation of Differences Between UK GAAP and US GAAP

(a) Stock-based compensation:

UK GAAP: The cost of awards to employees that take the form of shares or rights to shares should be recognised over the period to which the employee’s performance relates. The amount recognised should be based on the fair value of the shares at the date of the award. The Company has followed this policy and no compensation has been recognised in the nine-month period ended September 30, 2004 and the year ended December 31, 2003.

US GAAP: The Company has elected to follow Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” (“APB 25”) and FASB Interpretation No. 44, “Accounting for Certain Transactions Involving Stock Compensation” (“FIN 44”) in accounting for its employee stock option plan. Under APB 25, compensation is measured as the difference between the market price of the underlying shares of stock and the exercise price of the Company’s stock options on the measurement date. Such compensation is recognized as an expense over the option’s vesting period. The Company repriced certain employee options in January 2004, which resulted in the exercise price of these options being deemed to be variable in nature. In accordance with FIN 44, the Company is required to recognize compensation expense related to these repriced options until the earlier of their exercise, forfeiture or expiration. Through September 30, 2004, the Company’s estimated the related compensation expense to be £26,000, which is included in the above reconciliation.

(b) Goodwill:

UK GAAP: See Note 1(i) for discussion.

US GAAP: The Company follows FASB Statement No. 142, “Goodwill and Other Intangible Assets,” which, upon its adoption in January 2002, caused goodwill to cease to be amortized and provides for the evaluation, at least annually, of goodwill for impairment purposes. There was no goodwill impairment during the nine months ended September 30, 2004 and the year ended December 31, 2003. Under US GAAP, intangible assets were £563,000 at 30 September 2004, and £577,000 at 31 December 2003.

(c ) Comprehensive income (loss):

UK GAAP: See Note 13.

US GAAP: FASB Statement No. 130, “Other Comprehensive Income,” required the Company to present items of other comprehensive income (loss) and total comprehensive loss for each of the periods presented in the income statement. Other comprehensive income (loss) represents changes in equity except those resulting from investments by and distribution to owners. Total comprehensive loss for the nine months ended 30 September 2004 and the year ended 31 December 2003 consists of net loss and other comprehensive income, which includes current period foreign currency translation adjustments. For purposes of comprehensive loss disclosures, the Company does not record tax provisions or benefits for the net changes in the currency translation adjustment, as the Company intends to reinvest undistributed earnings permanently in its foreign subsidiaries.